Exhibit 1



                                  PACIFIC BELL

               U.S. $1,750,000,000 Medium-Term Notes, Series A
                  Due Nine Months or More From Date of Issue


                            Selling Agency Agreement


                                October 23, 1997


Merrill Lynch & Co.
  Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Goldman, Sachs & Co.
Salomon Brothers Inc

Dear Sirs:

      Pacific Bell, a California corporation (the "Company"), confirms its agreement with each of you (collectively, the "Agents" and individually, an "Agent") with respect to the issue and sale by the Company of up to U.S. $1,750,000,000 aggregate principal amount (or the equivalent thereof in one or more currencies or currency units) of its Medium-Term Notes, Series A, Due Nine Months or More From Date of Issue (the "Notes"). The Notes will be issued under an indenture dated as of October 7, 1997 (the "Indenture"), from the Company to The Bank of New York, as trustee (the "Trustee").

      Unless otherwise specified in the applicable supplement to the Prospectus referred to below, the Notes will be issued only in registered form in minimum denominations of U.S. $1,000 and any amount in excess thereof that is an integral multiple of U.S. $1,000 or, in the case of Notes denominated in a currency other than U.S. dollars, the authorized denominations set forth in the applicable supplement to the Prospectus.

      The Notes will have the maturities, interest rates, if any, redemption provisions and other terms set forth in a supplement to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Notes, Series A Administrative Procedures as may be agreed to from time to time by the Company, each Agent and the Trustee (the "Procedures"). The Procedures may only be amended by written agreement of the Company, the Agents and the Trustee.


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1.    Representations  and  Warranties.  The Company  represents  and warrants to, and agrees with, each of you that:

      (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and has filed with the Securities and Exchange Commission ("SEC") two registration statements (Nos. 33-49477 and 333-37513), which have become effective, for the registration under the Securities Act of the Notes. Each such registration statement, as amended at the date of this Selling Agency Agreement (the "Agreement"), meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with said Rule. In connection with the sale of the Notes, the Company proposes to file with the SEC pursuant to Rule 424 under the Securities Act a supplement to the form of prospectus included in the most recent registration statement relating to the Notes and the plan of distribution thereof and has previously advised the Agent of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statements, including the exhibits thereto, as amended to the date of this Agreement, are herein collectively called the "Registration Statement"; such prospectus, as supplemented pursuant to the previous sentence, is herein called the "Prospectus." Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration
           Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, incorporated therein by reference.



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      (b)  As of the date  hereof,  when  any  amendment  to the  Registration
           Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the SEC, and at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, the Prospectus as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules and regulations thereunder, and (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus as supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company does not make any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-l) under the Trust Indenture Act of the Trustee or (ii) the information
           contained  in  or  omitted  from  the  Registration   Statement  or
           Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of you specifically for use in connection with the preparation of the Registration Statement and the Prospectus.

      (c) As of the date hereof, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the SEC, and at the Closing Date, no order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over the Company or any of its properties is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes.

2. Appointment of Agents; Solicitations by the Agents of Offers to Purchase; Sales of Notes to a Purchaser.

      (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

           On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented and in the Procedures.

           The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised it that such solicitation may be resumed.

           The Company agrees to pay each Agent (or jointly to two or more Agents if such solicitation is jointly made) a commission, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company, and such commission shall be payable as specified in the Procedures.

           Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable.

           The Company may appoint other agents for the purpose of soliciting purchases of the Notes on a continuous or limited basis, provided that such agent is engaged on the same commission schedule as the Agents (set forth hereto as Schedule I).

      (b) Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to you as principal for resale to others, it will enter into a Terms Agreement, as defined below, relating to such sale in accordance with the provisions of this Section 2(b). For the purposes of this Agreement, the term "Agent" shall refer to each of you acting solely in the capacity as agent for the Company hereunder and not as principal, the term "Purchaser" shall refer to each of you acting solely as principal hereunder and not as agent, and the term "you" shall refer to any of you acting in both such capacities or in either such capacity.

           Each sale of Notes to the Purchaser shall be made in accordance with the terms of this Agreement and the Procedures and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Purchaser. Each such supplemental agreement (which may be in either oral or written form) is herein referred to as a "Terms Agreement." The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on the Notes, the date and time of delivery of payment for such Notes (the "Purchase Date"), the place of delivery of the Notes and payment therefor, the method of payment and the requirements, if any, for the delivery of the opinion of counsel, the certificates from the Company or their officers, the letters from Ernst & Young LLP, and any other accountants that have audited financial statements included or incorporated by reference in the Registration Statement or Prospectus, pursuant to Section 6(b) and such other matters as determined by the parties thereto. Such Terms Agreement may also specify the period of time referred to in
           Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit A.

           Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Purchase Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

           Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time, or if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

      (c) The Company reserves the right to sell Notes directly to investors on its own behalf or to purchasers (other than the Agents) acting as principal for resale to others.

3. Offering Procedure. Each of the Agents shall communicate to the Company, orally or in writing, each offer to purchase Notes (other than those offers rejected by an Agent as provided herein) on terms previously communicated by the Company to such Agent, and except as otherwise provided in the Procedures, the Company shall have the sole right to accept such offers to purchase Notes and may refuse any proposed purchase of Notes, as a whole or in part, for any reason. Each of the Agents shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Each of the Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

4. Agreements. The Company agrees with each of you that:

      (a) Prior to the termination of the offering of the Notes , the Company will not file any amendment of the Registration Statement nor will the Company file any supplement to the Prospectus (except for (i) an amendment or supplement consisting solely of the filing of a document under the Exchange Act, (ii) a supplement relating to an offering of securities other than the Notes, or (iii) a supplement relating solely to pricing and related information concerning a particular sale of Notes) unless the Company has furnished you a copy of such proposed amendment or supplement for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the SEC as required pursuant to Rule 424 under the Securities Act. The Company will promptly advise you (i) when each supplement to the Prospectus shall have been filed with the SEC pursuant to Rule 424 under the Securities Act, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the SEC for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information,
           (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will promptly (upon filing thereof) furnish you a copy of any amendment or supplement to the Prospectus or Registration Statement not furnished to you for prior review pursuant to exceptions (i), (ii) or (iii) of the first sentence of this subsection (a). The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

      (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to amend the Registration Statement or to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules and regulations thereunder, the Company promptly will (i) notify you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the SEC, subject to the first sentence of paragraph (a) of this
           Section 4, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance, and (iii) supply any such amended or supplemented Prospectus to you in such quantities as you may reasonably request. If such amendment or supplement, and documents, certificates and opinions furnished to you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are reasonably satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the SEC and upon the effectiveness of an amendment to the Registration Statement if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

      (c) As soon as practicable, the Company will make generally available to its security holders and to you an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

      (d) Until the termination of the offering of the Notes, the Company will timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

      (e) The Company will furnish to you and to your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective and, so long as delivery of a prospectus may be required by the Securities Act, as many copies of any preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as you may reasonably request.

      (f) The Company will endeavor to qualify the Notes for sale under the laws of such jurisdictions as you may designate and will maintain such qualifications in effect so long as required for the distribution of the Notes , provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

      (g) The Company shall furnish to you such documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, any preliminary Prospectus, the
           Prospectus, and any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of the respective obligations of each hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request.

      (h) The Company shall, whether or not any sale of any Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in connection with the qualification of the Notes for sale and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of each such jurisdiction as the Agent may reasonably designate, the fees and disbursements of the Trustee and the fees of any agency that rates the Notes, (ii) reimburse you on an as-needed basis for all out-of-pocket expenses incurred by you and approved by the Company in advance, in connection with the offering and the sale of the Notes, and (iii) be responsible for the reasonable fees and expenses of your counsel incurred in connection with the offering and sale of the Notes.

      (i) Each acceptance by the Company of an offer to purchase Notes (the date of each such acceptance, an "Acceptance Date") will be deemed to be a representation and warranty to you by the Company that neither the Registration Statement nor the Prospectus, as then amended or supplemented, fails to reflect any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented, and/or includes any untrue statement of a material fact, or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of you specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendments thereof or supplements thereto.

      (j)  Each time that the  Registration  Statement  or the  Prospectus  is amended or supplemented (other than by (i) an amendment or supplement consisting solely of the filing of a document under the Exchange Act unless such amendment or supplement sets forth or incorporates by reference financial statements for a fiscal quarter or unless otherwise requested by you, (ii) a supplement relating to an offering of securities other than the Notes, or
           (iii) a supplement relating solely to pricing and related information concerning a particular sale of Notes), the Company will deliver or cause to be delivered forthwith to you a certificate of it signed by its Chairman of the Board or its President or a Vice President and its Treasurer or an Assistant Treasurer, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to you, to the effect that the statements contained in the certificate that was last furnished to you by it pursuant to either Section 5(d) or this Section 4(j) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the SEC shall be substituted for the corresponding date in such certificate and
           (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the SEC and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

      (k)  Each time that the  Registration  Statement  or the  Prospectus  is amended or supplemented (other than by (i) an amendment or supplement consisting solely of the filing of a document under the Exchange Act unless such amendment or supplement sets forth or incorporates by reference financial statements for a fiscal quarter or unless otherwise requested by you, (ii) a supplement relating to an offering of securities other than the Notes, or
           (iii) a supplement relating solely to pricing and related information concerning a particular sale of Notes), the Company shall furnish or cause to be furnished forthwith to you a written opinion of its counsel satisfactory to you, and, at your option, Sullivan & Cromwell shall furnish to you a written opinion, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the opinion referred to in Sections 5(b) and 5(c), respectively, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

      (l) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company shall cause Ernst & Young LLP, independent auditors, forthwith to furnish you a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the letters referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter, provided that if the
           Registration   Statement   or  the   Prospectus   is   amended   or
           supplemented solely to include or incorporate by reference unaudited financial information as of and for a fiscal quarter, Ernst & Young LLP may limit the scope of its letter, which shall be satisfactory in form to you, to the unaudited financial statements included or incorporated by reference in such amendment or supplement, unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) is of such a nature that, in your reasonable judgment, such letter should cover such other information.

      (m) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser, issue or announce the proposed issuance of any of its Debt Securities, including Notes, which Debt Securities have terms substantially similar to those of the Notes being purchased pursuant to such Terms Agreement.

5. Conditions to the Obligations of the Agents. The obligation of each of the Agents to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), as of the date any supplement to the Prospectus is filed with the SEC, as of each Acceptance Date and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

      (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (b) The Company shall have furnished to the Agents the opinion of counsel to the Company, dated the date hereof, to the effect that:

           (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of California, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on the Company;

          (ii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, generally from time to time in effect and to general principles of equity); the Notes have been duly authorized and established in conformity with the Indenture, and, when the terms of the Notes have been duly established in conformity with the Indenture so as not to violate or conflict with any provisions of law or any agreement or instrument applicable to the Company or any of its properties, when the Notes have been duly executed by the proper officers of the Company, registered and duly authenticated pursuant to the Indenture and delivered to and paid for by the purchasers thereof, the Notes will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

         (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority, body or any arbitrator involving the Company, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

          (iv) the Registration Statement and any amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules and regulations thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective or at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at its issue date or at the date of this Agreement, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (v) this Agreement has been duly authorized, executed and delivered by the Company;

          (vi) no order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over the Company or any of its properties is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to the Closing Date, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale and distribution of the Notes; and

         (vii) neither the execution and delivery of the Indenture or this Agreement, the issue and sale of the Notes (when the terms of the Notes have been duly established in conformity with the Indenture so as not to violate or conflict with any provisions of law or any agreement or instrument applicable to the Company or any of its properties and when the Notes have been duly executed by the proper officers of the Company, registered and duly authenticated pursuant to the Indenture and delivered to and paid for by the purchasers thereof), nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company is a party or by which the Company or any of its assets is bound, or any order or regulation known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company.

           In rendering such opinion, such counsel may rely, as to the execution of the Indenture by the Trustee, upon a certificate of the Trustee setting forth the facts as to such execution.

           In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the state of California or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to the Agents and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

           In rendering such opinion with respect to clause (vi) above, insofar as it relates to regulatory authorities in the states in which the Company operates, such counsel may rely on the opinions of local counsel satisfactory to such counsel.

      (c) The Agents shall have received from Sullivan & Cromwell, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

      (d) The Company shall have furnished to the Agents a certificate signed by its Chairman of the Board or its President or a Vice President and its Treasurer or an Assistant Treasurer stating that after reasonable investigation and to the best of their knowledge:

           (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof; the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes; and the conditions set forth in Paragraph 5(a) have been fulfilled;

          (ii) as of the date of the Prospectus, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

         (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

      (e) The Company shall have furnished to the Agents (i) a letter of Ernst & Young LLP, addressed to the Board of Directors of the Company and the Agents and dated the later of the effective date of the Registration Statement or the date of the filing of the Company's latest Annual Report on Form 10-K, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 ("SAS 72") and covering such financial statement items of the Company as the Agents may reasonably have requested; (ii) a letter of Ernst & Young LLP, addressed to the Agents and dated the date hereof, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five business days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters of the Company covered by its letter referred to in subclause (i) above and confirming in all material respects the conclusions and findings set forth in such prior letter; and (iii) a letter, dated the date hereof, of any other accountants that have audited financial statements included or incorporated by reference in the Registration Statement and Prospectus, addressed to the Agents, of the type described in SAS 72 and covering such financial statement items as the Agents may reasonably request.

           References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

      (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (with respect to Section 6(c) hereof, only as the Registration Statement and the Prospectus are amended or supplemented through the date of the Terms Agreement) there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its principal subsidiaries the effect of which is, in the reasonable judgment of the Agents, so material and adverse as to make it impractical or inadvisable to proceed with the soliciting of offers to purchase the Notes as contemplated by the Registration Statement and the Prospectus (or, in the case of a Terms Agreement, to proceed with the offering or the delivery of the Notes to be purchased as contemplated by the Terms Agreement).

      (g) Prior to the date hereof, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents may reasonably request.

      If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Agents, this Agreement and all obligations of the Agents hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

      The documents required to be delivered by this Section 5 shall be delivered at the office of Sullivan & Cromwell, counsel for the Agents, at 125 Broad Street, New York, NY 10004, or such other location as the parties hereto agree, on the date hereof.

6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the respective Terms Agreement and as of the Purchase Date thereunder, to the performance and observance by the Company of all covenants and agreements herein contained on their part to be performed and observed and to the following additional conditions precedent:

      (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (b) To the extent required by the respective Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Purchase Date, to the effect set forth in Section 5(d), (ii) opinion of counsel to the Company, dated as of the Purchase Date, to the effect set forth in
           Section 5(b), (iii) the opinion of Sullivan & Cromwell, counsel for the Purchaser, dated as of the Purchase Date, to the effect set forth in Section 5(c), and (iv) letters of Ernst & Young LLP, dated as of the Purchase Date, to the effect set forth in Section 5(e).

      (c) The conditions set forth in Section 5(f) shall have been satisfied.

      (d) Prior to the Purchase Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

      (e) Subsequent to the execution of any Terms Agreement, the Company shall not have received notice that any rating of any of the Company's unsecured senior debt securities shall have been lowered by any nationally recognized statistical rating organization (as defined in Rule 15c3-1 under the Exchange Act) or that any such organization has publicly announced that it has under surveillance or review, with possible negative implications, the ratings of any of the Company's unsecured senior debt securities.

      If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser, the Terms Agreement and all obligations of the Purchaser thereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

7. Reimbursement of the Agents' and the Purchaser's Expenses. In connection with the sale of any Notes under this Agreement, if any condition to the obligations of the Agents set forth in Section 5 hereof is not satisfied, if any condition to the obligations of the Purchaser set forth in Section 6 (other than Section 6(e)) hereof is not satisfied, if any termination pursuant to Section 9(b)(i) hereof shall occur or in the case of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Agents, the Company will (in addition to any other obligations hereunder) reimburse each of the Agents or the Purchaser upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel but excluding advertising expenses) that shall have been incurred by such Agent or the Purchaser in connection with such sale.

8.    Indemnification and Contribution.

      (a) The Company agrees to indemnify and hold harmless each of you and each person, if any, who controls any of you within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any of you or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each of you and such controlling person for any legal and other expenses reasonably incurred by you or such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (but no more frequently than annually), provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus, in reliance upon and in conformity with written information furnished to the Company specifically for use therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any of you or any controlling person.

      (b) Each of you shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for use therein, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (but no more frequently than annually). The foregoing indemnity agreement is in addition to any liability which any of you may otherwise have to the Company or any of their directors, officers or controlling persons.

      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 8(a) or 8(b). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party shall not elect to assume the defense of such action, such indemnifying party will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include the Company and one or more Agents and either (i) the indemnifying party or parties and indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, then the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party, it being understood that the indemnifying party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by the applicable representative in the case of an action in which any of you or controlling persons are indemnified parties and by the Company or any of its directors, officers or controlling persons in the case of any action in which any of them are indemnified parties. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

      (d)  If the  indemnification  provided  for in this  Section 8 shall for any reason be unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each of you, on the other hand, from the offering of the Notes. If, however, this allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and each of you on the other hand, from the offering of the Notes and the relative fault of the Company, on the one hand, and each of you, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each of you, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the aggregate commissions received by each of you (in the case of a Terms Agreement, as if such commission had been payable) pursuant to Section 2 to the aggregate principal amount of the Notes sold. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by any of you, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
           Section  8(d)  shall be deemed to  include,  for  purposes  of this
           Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by or through you were sold to the public exceeds the amount of any damages which any of you have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Your obligations to contribute as provided in this Section 8(d) are several in proportion to your respective obligations and not joint.

9. Termination. This Agreement will continue in effect until terminated as provided in this Section 9.

      (a) This Agreement may be terminated by the Company as to any Agent or any Agent insofar as this Agreement relates to such Agent giving written notice of such termination to such Agent or the Company. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other parties hereto, except as provided in the fourth paragraph of
           Section 2(a), Section 4(h), Section 7, Section 8 and Section 10.

      (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) there shall have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the Purchaser's reasonable judgment, materially impairs the investment quality of the Notes;
           (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited and the effect of which, in the Purchaser's reasonable judgment, materially impairs the investment quality of the Notes; (iii) a banking moratorium shall have been declared by either federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or other calamity or crisis or the declaration by the United States of a national emergency or war the effect of which on the financial markets of the United States is material and adverse and is such as to make it, in the reasonable judgment of the Purchaser, impracticable or inadvisable to market such Notes on the terms and in the manner contemplated by the Prospectus.

10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and its officers and of each of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any of the Agents, the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of the fourth paragraph of
      Section 2(a), Section 4(h), Section 7 and Section 8 hereof shall survive the termination or cancellation of this Agreement.

11. Right of Person Who Agreed to Purchase to Refuse to Purchase. A person who has agreed to purchase and pay for Notes as a result of an offer to purchase solicited by an Agent, may refuse to purchase such Notes if, on the related Closing Date fixed pursuant to the Procedures, any condition set forth in Section 5(a) or 5(f) shall not be satisfied or if, subsequent to the Acceptance Date and on or prior to the Closing Date fixed pursuant to the Procedures, the Company shall have received notice that any rating of any of the Company's unsecured senior debt securities shall have been lowered by any nationally recognized statistical rating organization (as defined in Rule 15c3-1 under the Exchange Act) or that any such organization has publicly announced that it has under surveillance or review, with possible negative implications, the ratings of any of the Company's unsecured senior debt securities.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated at World Financial Center, 250 Vesey Street, North Tower, 10th Floor, New York, New York 10281,
      Attention: Medium-Term Note Product Management; to Goldman, Sachs & Co. at 85 Broad St., New York, New York 10004, Attention: Medium-Term Note Management; to Salomon Brothers Inc, Seven World Trade Center, New York, New York 10048, Telecopy Number (212) 783-2274, Attention:
      Medium-Term   Management;   to  Pacific  Bell  at  2600  Camino   Ramon,
      Room 4CS100, San Ramon, CA 94583, Attention: Vice President; and duplicate copies will be mailed, delivered or telegraphed and confirmed to Pacific Bell at 175 E. Houston, 7th Floor, San Antonio, TX 78205,
      Attention: Treasurer, and to SBC Communications Inc., 175 E. Houston, 12th Floor, San Antonio, TX 78205, Attention: General Attorney - Corporate/SEC.

13. Successors. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person (other than the persons and to the extent referred to in Section 11 hereof) will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the state of New York.

15. Counterparts. This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and each of the Agents as of the date first set forth above.


                                Very truly yours,

                               PACIFIC BELL



                               By:      /s/Donald  E. Kiernan
                                    Donald E. Kiernan
                                    Vice President


The foregoing Selling Agency Agreement is hereby confirmed and accepted as of the date first set forth above.



                               MERRILL LYNCH PIERCE, FENNER & SMITH
                                  INCORPORATED

                               By: /s/ Scott Primrose
                                   __________________________
                                   Scott Primrose


                               GOLDMAN, SACHS & CO.

                               By: /s/ Goldman, Sachs & Co.
                                   _____________________________
                                   GOLDMAN, SACHS & CO.


                               SALOMON BROTHERS INC

                               By: /s/Martha D. Bailey
                                   _________________________
                                   Martha D. Bailey

                                   SCHEDULE I


      Pursuant to Section 2(a) of the Selling Agency Agreement, the Company agrees to pay each of the Agents a commission equal to the following percentage of the principal amount of each Note sold by such Agent:


-----------------------------------------------------------------------

TERM                                                      COMMISSION
                                                            RATE

From 9 months to less than 1 year                           .125%

From 1 year to less than 18 months                          .150%

From 18 months to less than 2 years                         .200%

From 2 years to less than 3 years                           .250%

From 3 years to less than 4 years                           .350%

From 4 years to less than 5 years                           .450%

From 5 years to less than 6 years                           .500%

From 6 years to less than 7 years                           .525%

From 7 years to less than 10 years                          .575%

From 10 years up to and including 15 years                  .600%

From more than 15 years up to and including 20 years        .675%

From more than 20 years up to and including 30 years        .750%

More than 30 years                                            *


--------------------
*  The commission will be negotiated.

                                    EXHIBIT A


                                  Pacific Bell
                           Medium-Term Notes, Series A
                  Due Nine Months or More From Date of Issue
                                 TERMS AGREEMENT

                                    _______________, 19____

Pacific Bell
175 E. Houston
San Antonio, Texas 78205

Attention:  Treasurer

      Subject in all respects to the terms and conditions of the Selling Agency Agreement dated October 23, 1997, among Merrill, Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Pacific Bell (the "Agreement"), the undersigned agrees to purchase the following Notes of Pacific Bell:

Aggregate Principal Amount:

Specified Currency:

Form of Note:                _____ Definitive Securities
                             _____ Permanent Global
                             _____ Temporary Global

Type of Note:                _____ Fixed Rate
                               _____ Floating Rate

For Fixed Rate Notes:
      Interest Rate:                _____% per annum

For Floating Rate Notes:
      Initial Interest Rate:        _____% per annum

      Base Rate:             _____ Commercial Paper Rate
                             _____ LIBOR
                               _____ Treasury Rate
                             _____ Other (specify):

      Index Maturity:

      Spread (if applicable):      _____  basis points

      Spread Multiplier (if applicable):        _____%

      Maximum Interest Rate (if applicable):

      Minimum Interest Rate (if applicable):

      Interest Reset Dates (if applicable):

      Calculation Agent:

Maturity:

Initial Redemption Date:

Redemption Premium:

Interest Payment Dates:

Record Dates:

Purchase Price:   _________% of Principal Amount (plus accrued interest from
________________, 199__ )

Purchase Date and Time:

Place for Delivery of Notes and
Payment Therefor:

Method of Payment:





Redemption:

      ____  The Notes are not redeemable prior to Maturity.

      ____  The  Notes  are   redeemable   prior  to   Maturity   on  and  after
            ________________, 19___ (the "Initial Redemption Date") at prices that shall initially be ____% of the principal amount of the Note to be redeemed and shall decline at each one-year anniversary of the Initial Redemption Date by ____% of the principal amount to be redeemed until the redemption price is 100% of such principal amount.

Additional terms, if any:

Modification,  if any, in the requirements to deliver the documents specified in
Section 6(b) of the Agreement:

Period during which Debt Securities may not be sold pursuant to Section 4(m) of the Agreement:





                                    By:  __________________________
                                         Title:


Accepted:

Pacific Bell


By:   _________________________
      Title: